Exhibit 10.17

CONTAINER INTERCHANGE AGREEMENT

(hereinafter called the “Agreement”

The following is agreed as of 1st April, 2002 among: A.P. Moller as managing owners to Aktieselskabet Dampskibsselskabet Svendborg and Dampskibsselskabet af 1912 Aktieselskab (hereinafter referred to as “Maersk”); CSX Lines, LLC (hereinafter referred to as “CSXL”); CSX Lines of Puerto Rico, Inc. (hereinafter referred to as “CSXLPR”); and CSX Lines of Alaska, LLC (hereinafter referred to as “CSXLA”). CSXL, CSXLPR, and CSXLA are hereinafter collectively also referred to as “CSX Lines”

1.	DEFINITIONS

a.	“Container” means a container identified as per ISO 6346, manufactured in compliance with ISO, CSC, Customs Convention and the rules of any applicable classification society as the case may be.

b.	“Owner” means a party to this Agreement owning or controlling the Container(s). Owner is represented by the corporate head office or regional office(s) as per Exhibit B.

c.	“User” means a party to this Agreement utilising Owner’s container(s) with Owner’s consent. User is represented by the corporate head office or regional office(s) as per Exhibit B.

d.	“Party” means Maersk, CSXL, CSXLPR, or CSXLA (individually); Parties means Maersk and any one or more of CSXL, CSXLPR, and CSXLA (collectively).

e.	“TIR” means Trailer Interchange Receipt.

f.	“UCIRC” means Unified Container Inspection and Repair Criteria.

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2.	SCOPE OF THE AGREEMENT

a.	This Agreement governs the interchange of Containers between Owner and User. Containers are intended to be used on a one-trip basis unless otherwise specifically agreed in writing by Owner and User.

b.	The Agreement covers the following container types:

20-foot dry - 8’6”

40-foot dry – 8’6”

40-foot dry – 9’6”

45-foot dry – 9’6”

40-foot reefer - 8’6”

40-foot reefer – 9’6”

20-foot open-top

40-foot open-top

20-foot flat-rack

40-foot flat-rack

Interchange of other Container types is subject to rates and possible specific conditions mutually agreed in writing between Owner and User.

c.	Owner will release Containers to User at delivery locations, and will accept Containers from User at redelivery locations, set forth in Exhibit A. User will accept Containers from Owner at delivery locations, and will return Containers to Owner at redelivery locations, set forth in Exhibit A. Owner makes no representation as to availability, but will seek to release Containers on a best effort basis.

d.	This Agreement is based on good faith and mutual co-operation among the Parties.

3.	PERIOD OF AGREEMENT

a.	This Agreement shall be effective on 1st April, 2002, and remain in effect with respect to: Maersk and CSXL until terminated by Maersk or CSXL upon 3 months written notice; Maersk and CSXLPR until terminated by Maersk or CSXLPR upon 3 months written notice; and Maersk and CSXLA until terminated by Maersk or CSXLA upon 3 months written notice. [This Agreement cancels and replaces the Container Interchange] Agreement agreed as of 9 December, 1999 between Maersk and CSXL.

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b.	This Agreement constitutes the full understanding of the Parties and complete and exclusive statement of the terms of the Agreement. This Agreement applies to all Containers interchanged between Owner and User and subsequently in possession of User, with the exception of: containers moving in the TP1 vessel service which containers shall be subject to the “TP1 Interchange Agreement” agreed as of 10th December, 1999 and any amendment or revision thereof and any agreement entered into with the purpose of replacing the “TP1 Interchange Agreement”, and any amendment or revision of such agreement, and containers interchanged under any other contract or agreement between Maersk and CSXL, CSXLPR, and/or CSXLA which expressly supersedes this Agreement.

c.	Following termination of this Agreement, User shall return all containers to Owner within a period of three (3) months. The terms of this Agreement shall remain in effect until all containers have been returned to Owner.

4.	OWNER’S RESPONSIBILITIES

a.	Owner shall offer Containers for interchange provided they comply with paragraph 1.a. of this Agreement.

b.	Owner shall provide Containers in a safe and cargo-worthy condition, in accordance with UCIRC standards and having a CSC plate valid for at least 180 days.

5.	USER’S RESPONSIBILITIES

a.	Upon delivery to User, User shall assume any and all responsibility arising from possession or utilisation of the Container and indemnify Owner, including its agents, from any and all liability resulting from the operation of the Container by User.

b.	User shall maintain insurance coverage and/or P & I Club cover for any risk of personal injury or damage to cargo or other property arising from the possession or utilisation of the Container.

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c.	User shall use Containers only for transport of lawful cargo. Containers shall not be used to handle cargoes that have the potential to permanently damage the use, such as wet salted hides, carbon black, etc.

d.	User is responsible for cleaning prior to redelivery or for the costs of cleaning.

e.	User shall notify Owner promptly, or as soon as such damage, destruction or loss is known to User, when a Container is damaged, destroyed or lost.

f.	User is responsible for any damage to the Container(s) (or total loss) even if incurred through an event of Force Majeure including but not limited to Act of God.

g.	If a Container is damaged and/or requires cleaning and if the total cost of same including repair handling charges exceeds USD *** per container, User shall be responsible for paying the total amount without deductions. Amounts of USD*** or less per Container shall be paid by Owner. For assessment of damage, UCIRC shall apply. Any transportation and/or handling costs incurred in moving the Container to the nearest repair facility are for User’s account. Owner shall notify User if repairs in excess of USD*** are required for a returned Container. User shall be allowed first option to repair container prior to Owner effecting repair and billing User, such option to be declared within 3 working days of receipt of the repair estimate. If this option is not selected by User, Owner shall repair the Container and User shall be responsible for all reasonable and documented repair costs. If repair cost exceeds the depreciated value (DV) the Container shall be considered a total loss.

h.	In the event that repairs are performed by User, User shall abide by repair standards as per UCIRC and material must be of similar quality and type as material removed. Repairs, when complete, are subject to acceptance by Owner, such acceptance not to be unreasonably withheld.

i.	Transport costs, gate charges and other costs for transport following delivery to User and until redelivery are for User’s account.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

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6.	DELIVERY

a.	Delivery and Redelivery Locations, and the number of free-days, shall be as set forth in Exhibit A, which is attached hereto and made a part of this Agreement.

b.	A Container shall be deemed interchanged effective on the date that it exits Owner’s terminal or depot for a User booking or for empty positioning on behalf of User. The TIR issued by Owner’s terminal or depot upon exit therefrom shall be considered proof of interchange to User.

c.	User is not obliged to accept Containers that are not in accordance with the specification as per 4.b. of this Agreement.

7.	REDELIVERY

a.	User shall redeliver the Container at Owner’s terminal or depot at redelivery locations set forth in Exhibit A, or to any other location agreed upon in writing by Owner. The TIR issued by the terminal or depot in this respect shall be considered proof of redelivery of Container to Owner. User must declare in writing to Owner its intent to redeliver Container to Owner; failure to so declare in writing shall mean that the redelivery of the particular Container was not properly executed, unless User can provide evidence satisfactory to Owner.

b.	Redelivery of a Container at any location other than one set forth in Exhibit A or one agreed upon by Owner in writing, is subject to a redelivery surcharge of *** for such Container, regardless of whether the terminal or depot operator fails to reject redelivery of such Container.

8.	COMPENSATION

a.	Owner is entitled to receive compensation for utilization of the Container on a per diem basis, as set forth in Exhibit C, from the day of delivery to User until the day of physical redelivery, except in the event User declares a Container a total loss. In such event, Owner is entitled to receive compensation for utilization of the Container on a per diem basis, as set forth in Exhibit C, from the day of delivery to User until the day the Container is declared a total loss.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

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b.	User shall be granted a number of free-days as specified in Exhibit A, for which no per diem shall be assessed. Containers redelivered to unauthorized locations as per 7.b. of this Agreement shall not be entitled to any free-days. [k]

c.	Unless otherwise agreed in writing, the per diem rates as specified in Exhibit C, which is attached hereto and made a part of this agreement, shall apply.

d.	User is liable for the total loss of the Container if it is destroyed, lost, or stolen during the time period between delivery to User and physical redelivery; and User is liable for the total loss of the Container if the estimated repair costs calculated under this Agreement exceed the depreciated value of the Container. The burden is on User to notify Owner of such an eventuality as is the practice with commercially leased containers.

e.	Total loss value for owned Containers are calculated by depreciating the replacement value specified in Exhibit C in a straight line down to 30 per cent over a 10.5 year period. For Containers owned by leasing companies or other entities their depreciated value as invoiced to Owner shall be paid by User.

f.	In case of total loss, the title to the Container shall be transferred to the User.

9.	INVOICING AND PAYMENT

a.	Invoices for per diem charges are raised monthly for every calendar month. Payment shall be due within 30 days after receipt of invoice by User.

b.	Invoices for compensation for total loss and repair cost shall be settled on an individual basis. Payment is due within 30 days after receipt of invoice by User.

c.	Unless otherwise agreed in writing, invoices shall be raised and paid in US Dollars.

d.	Invoices are to be sent to User’s corporate address as listed in Exhibit B, which is attached hereto and made a part of this Agreement. If the Owner is Maersk, Maersk may submit its invoices to User by directing such invoice to CSXL at the corporate address listed in Exhibit B.

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10.	RECOVERY/CLAIMS

a.	Owner has no obligation to, or liability for, making or obtaining recovery from third parties, which recovery is the obligation and responsibility of User.

b.	Owner has no liability for cargo damage while Containers are under User’s control, as between Owner and User it is User’s responsibility to ensure that containers are in safe and cargo-worthy condition before packing with cargo.

11.	MISCELLANEOUS

a.	Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

b.	Assignment. This Agreement shall inure to the benefit of, and be binding upon, the Parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any rights, interests or obligation hereunder may be assigned (by operation or law or otherwise) (i) by CSXL, CSXLPR, or CSXLA (other than an assignment of its rights, interests, or obligations to an Affiliate thereof) without the prior written consent of Maersk or (ii) by Maersk (other than an assignment to an Affiliate thereof) without the prior written consent of “CSX Lines”. Consent to assignment shall not be unreasonably withheld by any Party.

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c.	Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be delivered by facsimile transmission, messenger, nationally recognised overnight courier service, prepaid or registered or certified mail (postage prepaid, return receipt requested) to the parties hereto at the following respective addresses or facsimile numbers:

i.	if to Maersk, to:

A.P. Moller

50, Esplanaden

DK-1098 Copenhagen K

Denmark

Attention: Centre Equipment Management

Facsimile: +(45)33634563

ii.	if to CSX Lines, LLC, or CSX Lines of Puerto Rico, Inc., or CSX Lines of Alaska, LLC, to:

CSX Lines, LLC

4100 Alpha Road, Suite 700

Dallas, TX 75244

USA

Attention: Gunther Hoock

Facsimile: (972) 813 5743

d.	Amendment; Waiver; Consent. This Agreement may be amended, modified or supplemented, and the terms hereof may be waived, in each case only by a written instrument executed by Maersk and CSXL. The waiver by any Party hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach, whether or not similar.

e.	Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any Party hereto under this Agreement will not be materially or adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms as such illegal, invalid or unenforceable provision as may be possible. To the extent permitted by applicable law, each party hereto hereby waives any provision of Law which may render any provision hereof illegal, invalid or unenforceable in any respect.

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f.	Arbitration, (i) In the ordinary course of business, the Parties shall attempt to resolve any arbitrable dispute by meetings between or among executive officers who have authority to settle the controversy and who are at a level of management higher than the persons with direct responsibility for administration or performance of this Agreement. Notwithstanding the foregoing, any Party may give to the others written notice of any Arbitrable Dispute at any time. Within 20 business days after delivery of such notice (the “Discussions Notice”), the receiving Parties shall submit to the noticing Party a written response. The Discussions Notice and the response shall include (a) a statement of the Party’s position and a summary of arguments supporting that position, and (b) the expected name and title of the executive officer(s) who will represent that Party and of any other person who will accompany the executive officer(s). Within 10 business days after delivery of the claimant’s notice, executive officers of the Parties and any advisors a Party deems necessary shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary for up to 30 business days to attempt to resolve the Arbitrable Dispute. All reasonable requests for information made by any Party to any other Party in connection with the foregoing will be honoured.

(ii) Subject to Section 1l.f (i) above but in any event at any time following 60 days after delivery of a Discussion Notice, if there is any dispute, controversy or claim arising out of or relating to this Agreement, or the breach thereof, then any Party to such dispute, controversy or claim (an “Arbitrable Dispute”) may elect by written notice (the “Arbitration Notice”) to the other Party(ies) to such Arbitrable Dispute to have the Arbitrable Dispute subjected to arbitration as provided in this Section 1l.f (ii) (the “Arbitration”). This Section 1l.f (ii) provides the exclusive method of resolving any such disputes, controversies or claims. Notwithstanding any provision of this Agreement to the contrary, nothing in this Section 1l.f (ii) or in any other provision of this Agreement shall preclude any Party to such Arbitrable Dispute from (a) commencing and maintaining a proceeding prior to the completion of the Arbitration if necessary to prevent the expiration of any statute of limitations, provided that the commencing Party shall endeavour to have such proceeding stayed pending the completion of the Arbitration, or (b) commencing and maintaining a proceeding prior to completion of the Arbitration seeking injunctive relief against the violation or breach of any provision herein which expressly provides for injunctive relief outside of arbitration. The Arbitration shall be held in the Borough of Manhattan, New York under the Expedited Procedures of the Commercial Arbitration Rules of the American Arbitration Association then in effect and shall be in the English language. The arbitration panel shall consist of three arbitrators appointed in accordance with such rules. The facts and circumstances of

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the Arbitrable Dispute and all other relevant matters shall be presented through the submission of written briefs and other information to the arbitration panel within 60 days after the effective date of the Arbitration Notice. Any Party to the Arbitrable Dispute shall be entitled to one hearing in connection with the Arbitration. Any further hearings may be ordered by the arbitrators. The arbitrators shall consider the Arbitrable Dispute and issue a written decision setting forth resolution of the Arbitrable Dispute and the reasons underlying said decision. The arbitrators shall be empowered to issue one or more interim decisions prior to the full hearing of the case. Such interim decision shall be enforceable in the same manner as the final decision, as set forth herein. The Arbitration shall be completed within six months after its commencement. The fees and expenses of the arbitrators and the other costs of the Arbitration (exclusive of attorney’s fees, which shall be borne by the Party incurring them) shall be borne in the manner determined by the arbitrators.

(iii) The decision of the arbitrators shall be final and binding upon each Party and judgment thereon may be entered in any court having jurisdiction.

g.	Consent to Jurisdiction and Service of Process. For purposes of enforcing any arbitration award, and for any other proper purpose arising out of or relating to this Agreement, including enjoining proceedings commenced in violation of Section 11.f(ii), each Party hereto accepts for itself and in connection with its properties, generally and unconditionally, the exclusive jurisdiction of the federal and state courts sitting in New York and waives any defence of forum non conveniens, and irrevocably agrees to be bound by any judgement rendered thereby in connection with this Agreement. Each Party hereto further irrevocably consents to the service of process out of any of afore-mentioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Party at the address specified in this Agreement, such service to become effective 15 days after such mailing. Nothing herein shall in any way be deemed to limit the ability of any Party hereto to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law.

h.	Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement, and all signatures need not appear on any one counterpart.

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i.	Definitions. Capitalised terms used but not otherwise defined herein shall have the meaning ascribed to them in the Amended and Restated Purchase Agreement dated as of July 21, 1999 (as amended from time to time, the Purchase Agreement) by and among Maersk, CSX Corporation, a Virginia corporation, and Sea-Land Service Inc., a Delaware corporation (Sea-Land)

Signed:

A.P. Møller as managing owners to Aktieselskabet Svendborg and Dampskibsselskabet af 1912, Aktieselskab		CSX Lines, LLC

Name:	/s/ A.P. Møller	Name:	/s/ Gunther Hoock
GUNTHER HOOCK
Title:	Sr. Vice President	Title:	________________________

CSX Lines of Puerto Rico, Inc.		CSX Lines of Alaska, LLC

Name:	/s/ Gunther Hoock	Name:	/s/ Gunther Hoock
	GUNTHER HOOCK		GUNTHER HOOCK
Title:	_______________________________	Title:	___________________________

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EXHIBIT A

to Container Interchange Agreement between “Maersk” and “CSX Lines”

agreed as of 1st April, 2002

1.	Owner: Maersk

User:      CSX Lines

Delivery Locations:

Any location in the 48 contiguous states of the United States* as agreed in writing by Owner

Redelivery Locations:

Dutch Harbor, AK;

Anchorage, AK;

Kodiak, AK

Free-Days: ***

Container types:

40’ dry 8’6”

40’ dry 9’6”

40’ reefer 9’6”

2.	Owner: Maersk

User:      CSX Lines

Delivery Locations:

Any location in the 48 contiguous states of the United States

Redelivery Locations:

Hawaii

Free-Days: ***

Container types:

40’ reefer 9’6”

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with the Rule 406 of the Securities Act.

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3.	Owner: Maersk
User: CSX Lines

Delivery Locations:

Any inland location in the 48 contiguous states of the United States as agreed in writing by Owner

Redelivery Locations:

Elizabeth, NJ;

Houston, TX;

Oakland, CA;

Long Beach, CA;

Tacoma, WA

Free-Days: ***

Container types:

40’ dry 8’6”

40’ dry 9’6”

45’ dry 9’6”

20’ dry 8’6”

4.	Owner: Maersk
User: CSX Lines

Delivery Locations:

For containers not otherwise covered under Exhibit A.1, 2, or 3, any location in the 48 contiguous states of the United States, Alaska, Hawaii, Guam or Puerto Rico

Redelivery Locations:

Long Beach, CA;

Oakland, CA;

Tacoma, WA;

Charleston, SC;

Houston, TX;

Elizabeth, NJ;

Norfolk, VA;

Miami, FL;

Port Everglades, FL

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

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Free-Days: ***

Container types:

20’ dry 8’6”

40’ dry 8’6 & 9’6”

45’ dry 9’6”

40’ reefer 8’6” & 9’6”

20’ open-top

40’ open-top

20’ flat-rack

40’ flat-rack

5.	Owner: CSX Lines
User: Maersk

Delivery Locations:

Any location in the 48 contiguous states of the United States

Redelivery Locations:

Tacoma, WA;

Oakland, CA;

Long Beach, CA;

Houston, TX;

New Orleans, LA;

Jacksonville, FL;

Elizabeth, NJ;

Chicago, IL;

Memphis, TN

Free-Days: ***

Container types:

20’ dry 8’6”

40’ dry 8’6” & 9’6”

45’ dry 9’6”

40’ reefer 8’6” & 9’6”

20’ open-top

40’ open-top

20’ flat-rack

40’ flat-rack

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

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*	For purposes of this Agreement, references to the “48 contiguous states of the United States” shall mean the District of Columbia and all states of the United States other than Alaska and Hawaii.

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EXHIBIT B

to Container Interchange Agreement between “Maersk” and “CSX Lines”

agreed as of 1st April, 2002

Contact Addresses/Names

Maersk

Corporate	A.P. Moller
Line Department - Equipment Management
50, Esplanaden
DK-1098 Copenhagen K
Denmark
Fax: +45 33 63 45 63
Phone: +45 33 63 49 68 (Peter Pilgaard)

Regional	Maersk Inc.
(North America)	Line Management
P.O. Box 880
Madison, NJ 07940-0880
U.S.A.
Fax: +1-973-514-5455
Phone: +1-973-514-5272 (Lars D. Knudsen)

CSX Lines, LLC, CSX Lines of Puerto Rico, Inc., CSX Lines of Alaska, LLC.

Corporate:	CSX Lines, LLC
4100 Alpha Road Suite 700 Dallas, TX 75244 U.S.A.
Fax: +1-972-813-5743
Phone: +1-704-973-7047 (Neil Perlmutter)
Phone: +1-972-813-5760 (Gunther Hoock)

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EXHIBIT C

to Container Interchange Agreement between “Maersk” and “CSX Lines”

agreed as of 1st April, 2002

Container Rentals and Replacement Values

Size	Type	Per Diem USD/Day	Replacement Value In USD
20’	Dry – 8’6”	***	***
40’	Dry – 8’6”	***	***
40’	Dry – 9’6”	***	***
45’	Dry – 9’6”	***	***
40’	Reefer – 8’6”	***	***
40’	Reefer – 9’6”	***	***
20’	Open-top	***	***
40’	Open-top	***	***
20’	Flat-rack	***	***
40’	Flat-rack	***	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with rule 406 of the Securities Act.

Container Interchange Agreement – Exhibit C	Page 1 of 1

AGREEMENT REGARDING THE

CONTAINER INTERCHANGE AGREEMENT

THIS AGREEMENT dated                     , 2004 is made between A.P. Møller – Maersk A/S (successor in interest to Aktieselskabet Dampskibsselskabet Svendborg and Dampskibsselskabet of 1912, Aktieselskab) (trading as Maersk Sealand), Horizon Lines, LLC (“HL”), Horizon Lines of Puerto Rico, Inc. and Horizon Lines of Alaska, LLC.

A.	The parties confirm that the Container Interchange Agreement dated April 1, 2002 shall remain in full force and effect under existing terms and conditions, including all amendments, addenda and side letters, upon the execution of the 2004 TP1 Space charter and Transportation Service Contract dated the same date as this Agreement above.

This Container Interchange Agreement, including all amendments, addenda and side letters are attached hereto.

B.	The parties acknowledge that HL is the successor in interest to CSX Lines, LLC, HL’s new address for notice is Horizon Lines, LLC, Attention: CFO, 4064 Colony Road, Suite 300, Charlotte NC 28211.

C.	This Agreement shall be governed by the laws of the State of New York without regard to principles or conflicts of laws.

D.	That any references in the Exhibits to “Long Beach” shall be modified to be “Los Angeles”.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first written above.

A.P. MØLLER – MAERSK A/S

By:	/s/ Peter Frederiksen
	Name:	Peter Frederiksen
	Title:	Sr. Vice President

HORIZON LINES, LLC

By:	/s/ Robert S. Zuckerman
	Name:	Robert S. Zuckerman
	Title:	Vice President

HORIZON LINES OF PUERTO RICO, INC.

By:	/s/ Robert S. Zuckerman
	Name:	Robert S. Zuckerman
	Title:	Vice President

HORIZON LINES OF ALASKA, LLC.

By:	/s/ Robert S. Zuckerman
	Name:	Robert S. Zuckerman
	Title:	Secretary